Members' Equity and Temporary Equity	12 Months Ended
Dec. 31, 2021
Inspirato LLC
Members' Equity and Temporary Equity

(11)Members’ Equity and Temporary Equity

The Company was organized on May 12, 2010 as a Delaware limited liability company and, for the year ended December 31, 2021, is operating under the Sixth Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”). The Operating Agreement provides for eight classes of units: common units, Series A-1 convertible preferred units (Series A-1 preferred units), Series A-2 convertible preferred units (Series A-2 preferred units), Series B convertible preferred units (Series B preferred units), Series B-1 convertible preferred units (Series B-1 preferred units), Series C convertible preferred units (Series C preferred units), Series D convertible preferred units (Series D preferred units), and Series E convertible preferred units (Series E preferred units).

The Company’s Operating Agreement was amended in February 2020. Effective on that date, the Company is authorized to issue common and preferred units as disclosed on the Company’s Consolidated Balance Sheets. In September 2018 and August 2019, the board authorized the increase of common units reserved for issuance to employees, managers, and others to 325,045 and 385,045 common units, respectively. Neither Series C preferred units nor the common units are redeemable at the option of the holder. The liquidation preferences of the preferred units are all pari passu and then based on the original issue prices, less certain items, all as defined in the Operating Agreement.

Series A-1, A-2, B, B-1, D, and E preferred unit issuances with redemption provisions that permit the issuer to settle in either cash or common units, at the option of the issuer, were evaluated to determine whether temporary or permanent equity classification on the consolidated balance sheet was appropriate. As per the provisions of ASC 480-10-S99-3A, preferred units are required to be classified as temporary equity if any event that is outside the Company’s control regardless of probability could trigger the security to become redeemable. As such, the Company determined that the Series A-1, A-2, B, B-1, D, and E preferred units are redeemable upon the occurrence of an event that is not within the Company’s control resulting in these preferred units being classified as temporary equity.

Profits, losses, and distributions are allocated to the members in proportion to their respective number of units on an as converted to common units’ basis.

Each common unit holder is entitled to cast one vote on any matter requiring approval of such units, and each preferred unit holder is entitled to cast one vote for each common unit into which such preferred unit is then convertible, on an aggregate basis for each holder of preferred units, on any matter requiring approval of such units. The holders of preferred units and common units vote together on all matters as a single class.

Any holder of preferred units has the right, at his or her option, to convert all or any portion of the holder’s units into common units. Upon either (i) the closing of a qualified public offering, or (ii) written consent by the requisite preferred unit holders, all preferred units will automatically be converted into common units. Each preferred unit will be convertible into that number of common units that is equal to the preferred unit issue price divided by the preferred unit conversion price; however, certain circumstances, such as common unit splits, dividends, or otherwise, may impact this conversion ratio.

In December 2021, the Company redeemed 5,035 Series A-1 units, 1,540 Series E units, and 18,046 common units for an aggregate cash amount of $7.8 million.